FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to the Loan Agreement dated January 19, 2011 (the “Loan Agreement”) between Anthony Harvey (the “Lender”) and Canyon Copper Corp. (the “Borrower”) is made and entered into effective as of the 17th day of May, 2012 (the "Effective Date"), between the Borrower and the Lender.

WHEREAS:

A.        The Borrower and the Lender entered into the Loan Agreement whereby the Lender loaned CDN $75,000 to the Borrower (the “Loan”).

B.        The Lender has agreed to extend the term of the Loan to July 1, 2014 on the terms and conditions set out herein.

NOW, THEREFORE, in consideration of the premises contained herein and the sum of $10.00 paid by the Borrower to the Lender, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the terms of the Loan Agreement as follows:

1.	Definitions. Capitalized terms used in this Agreement shall have the same meaning as specified in the Loan Agreement unless the context clearly indicates the contrary.

2.	Amendment. The Loan Agreement is hereby amended as follows:

	(i)	The term “Maturity” is replaced in its entirety with the following:

“Maturity” means July 1, 2014;

	(ii)	Section 2.1 of the Loan Agreement is replaced in its entirety with the following:

“2.1      Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum of $75,000 (CDN). The Loan shall be made in Canadian currency and shall be repaid by the Borrower on or before July 1, 2014.”

(iii)	The Promissory Note evidencing the Loan Agreement is hereby replaced in its entirety with the Promissory Note attached hereto as Schedule “A” to this Agreement.

3.	No Other Modification. The parties confirm that the terms, covenants and conditions of the Assignment Agreement remain unchanged and in full force and effect, except as modified by this Agreement.

4.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

5.

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

THE BORROWER:

CANYON COPPER CORP.
by its authorized signatory:

/s/ Kurt Bordian
Kurt Bordian

THE LENDER:

SIGNED, SEALED AND DELIVERED
BY ANTHONY HARVEY
in the presence of:

/s/ Benjamin Ainsworth	/s/ Anthony Harvey
Signature	ANTHONY HARVEY

Benjamin Ainsworth
Name

1377 Fernwood Cres
Address

North Vancouver, BC

Schedule “A”

Promissory Note

PROMISSORY NOTE

EXECUTED BY:	CANYON COPPER CORP.
(the "Borrower")

IN FAVOUR OF:	ANTHONY R. HARVEY
(the "Lender")

PRINCIPAL AMOUNT:	$75,000 (CDN)

DATE OF EXECUTION:	May 17, 2012

PLACE OF EXECUTION:	Vancouver, British Columbia

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on July 1, 2014, the principal sum of $75,000 (CDN), together with interest thereon at the rate of 15% per annum, calculated and compounded annually, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

The Borrower agrees this Promissory Note may be negotiated, assigned, discounted, or pledged by the Lender and in every case payment will be made to the holder of this Promissory Note instead of the Lender upon notice being given by the holder to the undersigned, and no holder of this Promissory Note will be affected by the state of accounts between the undersigned and the Lender or by any equities existing between the undersigned and the Lender and will be deemed to be a holder in due course and for the value of the Promissory Note held by him.

DATED at Vancouver, British Columbia this 17th day of May, 2012.

CANYON COPPER CORP.
by its authorized signatory:

KURT BORDIAN